Quarterly Performance Summary
BB&T Corporation
Second Quarter 2017

i

ii

Financial Highlights
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended			Year-to-Date
	June 30%			June 30%
	2017	2016	Change	2017	2016	Change
Summary Income Statement
Interest income	$1,864	$1,845	1.0%	$3,679	$3,605	2.1%
Interest expense	189	188	0.5	355	380	(6.6)
Net interest income - taxable equivalent	1,675	1,657	1.1	3,324	3,225	3.1
Less: Taxable-equivalent adjustment	40	40	—	80	79	1.3
Net interest income	1,635	1,617	1.1	3,244	3,146	3.1
Provision for credit losses	135	111	21.6	283	295	(4.1)
Net interest income after provision for credit losses	1,500	1,506	(0.4)	2,961	2,851	3.9
Noninterest income	1,220	1,130	8.0	2,391	2,146	11.4
Noninterest expense	1,742	1,797	(3.1)	3,844	3,342	15.0
Income before income taxes	978	839	16.6	1,508	1,655	(8.9)
Provision for income taxes	304	252	20.6	408	498	(18.1)
Net income	674	587	14.8	1,100	1,157	(4.9)
Noncontrolling interests	(1)	3	(133.3)	4	9	(55.6)
Preferred stock dividends	44	43	2.3	87	80	8.8
Net income available to common shareholders	631	541	16.6	1,009	1,068	(5.5)
Per Common Share Data
Earnings per share-basic	$0.78	$0.67	16.4%	$1.25	$1.34	(6.7)%
Earnings per share-diluted	0.77	0.66	16.7	1.23	1.32	(6.8)
Cash dividends declared	0.30	0.28	7.1	0.60	0.55	9.1
Common equity	33.73	32.72	3.1	33.73	32.72	3.1
Tangible common equity (1)	20.86	19.75	5.6	20.86	19.75	5.6

End of period shares outstanding	808,093	814,500	(0.8)	808,093	814,500	(0.8)
Weighted average shares outstanding-basic	808,980	814,261	(0.6)	809,439	797,727	1.5
Weighted average shares outstanding-diluted	819,389	823,682	(0.5)	821,072	806,839	1.8
Performance Ratios
Return on average assets	1.22%	1.06%		1.01%	1.07%
Return on average risk-weighted assets	1.53	1.38		1.26	1.38
Return on average common shareholders' equity	9.30	8.21		7.53	8.33
Return on average tangible common shareholders' equity (2)	15.60	14.33		12.85	14.10
Net interest margin - taxable equivalent	3.47	3.41		3.47	3.42
Fee income ratio	42.7	41.2		42.4	40.6
Efficiency ratio-GAAP	61.0	65.4		68.2	63.2
Efficiency ratio-adjusted (3)	58.6	59.6		58.3	59.2
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.31%	0.40%		0.31%	0.40%
Loans and leases plus foreclosed property	0.48	0.62		0.48	0.62
Net charge-offs as a percentage of average loans and leases	0.37	0.28		0.40	0.37
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.03	1.06		1.03	1.06
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.43x	1.90x		2.43x	1.90x
Average Balances
Total assets	$221,018	$223,399	(1.1)%	$220,493	$216,751	1.7%
Total securities (4)	45,410	48,510	(6.4)	45,010	46,545	(3.3)
Loans and leases	144,327	143,097	0.9	144,014	139,362	3.3
Deposits	160,263	160,338	—	160,820	155,102	3.7
Common shareholders' equity	27,208	26,519	2.6	27,008	25,798	4.7
Shareholders' equity	30,302	29,610	2.3	30,104	28,718	4.8
Period-End Balances
Total assets	$221,192	$221,859	(0.3)%	$221,192	$221,859	(0.3)%
Total securities (4)	45,283	47,006	(3.7)	45,283	47,006	(3.7)
Loans and leases	145,116	144,711	0.3	145,116	144,711	0.3
Deposits	156,968	159,238	(1.4)	156,968	159,238	(1.4)
Common shareholders' equity	27,254	26,651	2.3	27,254	26,651	2.3
Shareholders' equity	30,349	29,743	2.0	30,349	29,743	2.0
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.3%	10.0%		10.3%	10.0%
Tier 1	12.1	11.7		12.1	11.7
Total	14.1	13.9		14.1	13.9
Leverage	10.1	9.6		10.1	9.6
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement.

(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Financial Highlights - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2017	2017	2016	2016	2016
Summary Income Statement
Interest income	$1,864	$1,815	$1,786	$1,835	$1,845
Interest expense	189	166	180	185	188
Net interest income - taxable equivalent	1,675	1,649	1,606	1,650	1,657
Less: Taxable-equivalent adjustment	40	40	41	40	40
Net interest income	1,635	1,609	1,565	1,610	1,617
Provision for credit losses	135	148	129	148	111
Net interest income after provision for credit losses	1,500	1,461	1,436	1,462	1,506
Noninterest income	1,220	1,171	1,162	1,164	1,130
Noninterest expense	1,742	2,102	1,668	1,711	1,797
Income before income taxes	978	530	930	915	839
Provision for income taxes	304	104	287	273	252
Net income	674	426	643	642	587
Noncontrolling interests	(1)	5	7	—	3
Preferred stock dividends	44	43	44	43	43
Net income available to common shareholders	631	378	592	599	541
Per Common Share Data
Earnings per share-basic	$0.78	$0.47	$0.73	$0.74	$0.67
Earnings per share-diluted	0.77	0.46	0.72	0.73	0.66
Cash dividends declared	0.30	0.30	0.30	0.30	0.28
Common equity	33.73	33.19	33.14	33.27	32.72
Tangible common equity (1)	20.86	20.33	20.18	20.31	19.75

End of period shares outstanding	808,093	811,370	809,475	811,424	814,500
Weighted average shares outstanding-basic	808,980	809,903	810,593	812,521	814,261
Weighted average shares outstanding-diluted	819,389	822,719	821,971	823,106	823,682
Performance Ratios
Return on average assets	1.22%	0.79%	1.16%	1.15%	1.06%
Return on average risk-weighted assets	1.53	0.98	1.45	1.45	1.38
Return on average common shareholders' equity	9.30	5.72	8.75	8.87	8.21
Return on average tangible common shareholders' equity (2)	15.60	9.98	14.91	15.20	14.33
Net interest margin - taxable equivalent	3.47	3.46	3.32	3.39	3.41
Fee income ratio	42.7	42.1	42.6	41.9	41.2
Efficiency ratio-GAAP	61.0	75.6	61.1	61.7	65.4
Efficiency ratio-adjusted (3)	58.6	58.0	59.5	58.7	59.6
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.31%	0.36%	0.37%	0.38%	0.40%
Loans and leases plus foreclosed property	0.48	0.56	0.57	0.59	0.62
Net charge-offs as a percentage of average loans and leases	0.37	0.42	0.42	0.37	0.28
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.03	1.04	1.04	1.06	1.06
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.43x	2.05x	2.03x	2.00x	1.90x
Average Balances
Total assets	$221,018	$219,961	$220,165	$222,065	$223,399
Total securities (4)	45,410	44,607	44,881	47,152	48,510
Loans and leases	144,327	143,698	144,569	143,689	143,097
Deposits	160,263	161,383	160,118	159,503	160,338
Common shareholders' equity	27,208	26,807	26,962	26,824	26,519
Shareholders' equity	30,302	29,903	30,054	29,916	29,610
Period-End Balances
Total assets	$221,192	$220,501	$219,276	$222,622	$221,859
Total securities (4)	45,283	44,877	43,606	47,199	47,006
Loans and leases	145,116	143,896	145,038	145,112	144,711
Deposits	156,968	161,333	160,234	159,915	159,238
Common shareholders' equity	27,254	26,928	26,828	26,999	26,651
Shareholders' equity	30,349	30,025	29,926	30,091	29,743
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.3%	10.3%	10.2%	10.1%	10.0%
Tier 1	12.1	12.0	12.0	11.8	11.7
Total	14.1	14.1	14.1	14.0	13.9
Leverage	10.1	10.0	10.0	9.8	9.6
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement.

(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2017	2016	$	%	2017	2016	$	%
Interest Income
Interest and fees on loans and leases	$1,540	$1,509	$31	2.1%	$3,041	$2,951	$90	3.0%
Interest and dividends on securities	272	286	(14)	(4.9)	530	541	(11)	(2.0)
Interest on other earning assets	12	10	2	20.0	28	34	(6)	(17.6)
Total interest income	1,824	1,805	19	1.1	3,599	3,526	73	2.1
Interest Expense
Interest on deposits	80	64	16	25.0	149	128	21	16.4
Interest on short-term borrowings	5	3	2	66.7	7	5	2	40.0
Interest on long-term debt	104	121	(17)	(14.0)	199	247	(48)	(19.4)
Total interest expense	189	188	1	0.5	355	380	(25)	(6.6)
Net Interest Income	1,635	1,617	18	1.1	3,244	3,146	98	3.1
Provision for credit losses	135	111	24	21.6	283	295	(12)	(4.1)
Net Interest Income After Provision for Credit Losses	1,500	1,506	(6)	(0.4)	2,961	2,851	110	3.9
Noninterest Income
Insurance income	481	465	16	3.4	939	884	55	6.2
Service charges on deposits	176	166	10	6.0	344	320	24	7.5
Mortgage banking income	94	111	(17)	(15.3)	197	202	(5)	(2.5)
Investment banking and brokerage fees and commissions	105	102	3	2.9	196	199	(3)	(1.5)
Trust and investment advisory revenues	70	67	3	4.5	138	129	9	7.0
Bankcard fees and merchant discounts	75	60	15	25.0	134	116	18	15.5
Checkcard fees	54	50	4	8.0	105	95	10	10.5
Operating lease income	37	35	2	5.7	73	69	4	5.8
Income from bank-owned life insurance	32	31	1	3.2	61	62	(1)	(1.6)
FDIC loss share income, net	—	(64)	64	(100.0)	—	(124)	124	(100.0)
Securities gains (losses), net	—	—	—	—	—	45	(45)	(100.0)
Other income	96	107	(11)	(10.3)	204	149	55	36.9
Total noninterest income	1,220	1,130	90	8.0	2,391	2,146	245	11.4
Noninterest Expense
Personnel expense	1,042	1,039	3	0.3	2,053	1,954	99	5.1
Occupancy and equipment expense	198	194	4	2.1	391	385	6	1.6
Software expense	57	53	4	7.5	115	104	11	10.6
Outside IT services	39	44	(5)	(11.4)	88	85	3	3.5
Amortization of intangibles	36	42	(6)	(14.3)	74	74	—	—
Regulatory charges	36	32	4	12.5	75	62	13	21.0
Professional services	38	26	12	46.2	60	48	12	25.0
Loan-related expense	36	36	—	—	66	68	(2)	(2.9)
Merger-related and restructuring charges, net	10	92	(82)	(89.1)	46	115	(69)	(60.0)
Loss (gain) on early extinguishment of debt	—	—	—	—	392	(1)	393	NM
Other expense	250	239	11	4.6	484	448	36	8.0
Total noninterest expense	1,742	1,797	(55)	(3.1)	3,844	3,342	502	15.0
Earnings
Income before income taxes	978	839	139	16.6	1,508	1,655	(147)	(8.9)
Provision for income taxes	304	252	52	20.6	408	498	(90)	(18.1)
Net income	674	587	87	14.8	1,100	1,157	(57)	(4.9)
Noncontrolling interests	(1)	3	(4)	(133.3)	4	9	(5)	(55.6)
Preferred stock dividends	44	43	1	2.3	87	80	7	8.8
Net income available to common shareholders	$631	$541	$90	16.6%	$1,009	$1,068	$(59)	(5.5)%
Earnings Per Common Share
Basic	$0.78	$0.67	$0.11	16.4%	$1.25	$1.34	$(0.09)	(6.7)%
Diluted	0.77	0.66	0.11	16.7	1.23	1.32	(0.09)	(6.8)
Weighted Average Shares Outstanding
Basic	808,980	814,261	(5,281)	(0.6)	809,439	797,727	11,712	1.5
Diluted	819,389	823,682	(4,293)	(0.5)	821,072	806,839	14,233	1.8
NM - not meaningful

Consolidated Statements of Income - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2017	2017	2016	2016	2016
Interest Income
Interest and fees on loans and leases	$1,540	$1,501	$1,510	$1,524	$1,509
Interest and dividends on securities	272	258	226	262	286
Interest on other earning assets	12	16	9	9	10
Total interest income	1,824	1,775	1,745	1,795	1,805
Interest Expense
Interest on deposits	80	69	61	62	64
Interest on short-term borrowings	5	2	2	2	3
Interest on long-term debt	104	95	117	121	121
Total interest expense	189	166	180	185	188
Net Interest Income	1,635	1,609	1,565	1,610	1,617
Provision for credit losses	135	148	129	148	111
Net Interest Income After Provision for Credit Losses	1,500	1,461	1,436	1,462	1,506
Noninterest Income
Insurance income	481	458	419	410	465
Service charges on deposits	176	168	172	172	166
Mortgage banking income	94	103	107	154	111
Investment banking and brokerage fees and commissions	105	91	108	101	102
Trust and investment advisory revenues	70	68	69	68	67
Bankcard fees and merchant discounts	75	59	60	61	60
Checkcard fees	54	51	50	50	50
Operating lease income	37	36	34	34	35
Income from bank-owned life insurance	32	29	26	35	31
FDIC loss share income, net	—	—	—	(18)	(64)
Securities gains (losses), net	—	—	1	—	—
Other income	96	108	116	97	107
Total noninterest income	1,220	1,171	1,162	1,164	1,130
Noninterest Expense
Personnel expense	1,042	1,011	1,004	1,006	1,039
Occupancy and equipment expense	198	193	198	203	194
Software expense	57	58	57	63	53
Outside IT services	39	49	50	51	44
Amortization of intangibles	36	38	38	38	42
Regulatory charges	36	39	42	41	32
Professional services	38	22	27	27	26
Loan-related expense	36	30	(6)	33	36
Merger-related and restructuring charges, net	10	36	13	43	92
Loss (gain) on early extinguishment of debt	—	392	—	—	—
Other expense	250	234	245	206	239
Total noninterest expense	1,742	2,102	1,668	1,711	1,797
Earnings
Income before income taxes	978	530	930	915	839
Provision for income taxes	304	104	287	273	252
Net income	674	426	643	642	587
Noncontrolling interests	(1)	5	7	—	3
Preferred stock dividends	44	43	44	43	43
Net income available to common shareholders	$631	$378	$592	$599	$541
Earnings Per Common Share
Basic	$0.78	$0.47	$0.73	$0.74	$0.67
Diluted	0.77	0.46	0.72	0.73	0.66
Weighted Average Shares Outstanding
Basic	808,980	809,903	810,593	812,521	814,261
Diluted	819,389	822,719	821,971	823,106	823,682

Segment Financial Performance - Preliminary
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Community Banking	2017	2017	2016	2016	2016
Net interest income (expense)	$618	$587	$577	$570	$532
Net intersegment interest income (expense)	414	413	417	411	401
Segment net interest income	1,032	1,000	994	981	933
Allocated provision for credit losses	63	25	26	(3)	23
Noninterest income	338	310	315	315	304
Intersegment net referral fees (expenses)	43	40	45	45	43
Noninterest expense	454	432	437	444	432
Amortization of intangibles	17	18	18	19	18
Allocated corporate expenses	343	346	340	340	332
Income (loss) before income taxes	536	529	533	541	475
Provision (benefit) for income taxes	191	189	194	197	173
Segment net income (loss)	$345	$340	$339	$344	$302
Identifiable segment assets (period end)	$74,549	$73,554	$73,631	$73,125	$67,896

Residential Mortgage Banking
Net interest income (expense)	$331	$333	$347	$359	$345
Net intersegment interest income (expense)	(211)	(213)	(213)	(215)	(214)
Segment net interest income	120	120	134	144	131
Allocated provision for credit losses	10	5	14	9	12
Noninterest income	72	76	76	116	83
Intersegment net referral fees (expenses)	—	—	—	1	1
Noninterest expense	79	74	40	12	89
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	30	31	29	28	26
Income (loss) before income taxes	73	86	127	212	88
Provision (benefit) for income taxes	27	32	48	80	33
Segment net income (loss)	$46	$54	$79	$132	$55
Identifiable segment assets (period end)	$34,098	$34,092	$35,558	$36,652	$35,894

Dealer Financial Services
Net interest income (expense)	$244	$241	$246	$229	$226
Net intersegment interest income (expense)	(46)	(45)	(43)	(39)	(39)
Segment net interest income	198	196	203	190	187
Allocated provision for credit losses	81	95	86	76	58
Noninterest income	—	—	—	1	—
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	43	41	39	39	36
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	14	14	12	11	11
Income (loss) before income taxes	60	46	66	65	82
Provision (benefit) for income taxes	22	17	25	25	31
Segment net income (loss)	$38	$29	$41	$40	$51
Identifiable segment assets (period end)	$15,745	$16,191	$16,556	$15,090	$14,463

Specialized Lending
Net interest income (expense)	$181	$175	$177	$177	$172
Net intersegment interest income (expense)	(77)	(72)	(70)	(68)	(67)
Segment net interest income	104	103	107	109	105
Allocated provision for credit losses	12	16	13	18	14
Noninterest income	69	70	73	80	70
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	71	69	87	71	68
Amortization of intangibles	1	3	1	1	1
Allocated corporate expenses	20	20	21	20	18
Income (loss) before income taxes	69	65	58	79	74
Provision (benefit) for income taxes	15	14	11	19	17
Segment net income (loss)	$54	$51	$47	$60	$57
Identifiable segment assets (period end)	$18,826	$17,770	$17,583	$17,823	$17,233
During the second quarter of 2017, a change was made in the method for allocation of capital to the operating segments impacting both the allocated balances and funding credit. Results for prior periods have been revised to reflect the new allocations.

Segment Financial Performance - Preliminary (continued)
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Insurance Holdings	2017	2017	2016	2016	2016
Net interest income (expense)	$1	$—	$1	$1	$1
Net intersegment interest income (expense)	—	1	(1)	(1)	(2)
Segment net interest income	1	1	—	—	(1)
Allocated provision for credit losses	—	—	—	—	—
Noninterest income	483	462	428	412	465
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	349	342	331	332	350
Amortization of intangibles	16	16	16	15	18
Allocated corporate expenses	31	31	27	28	28
Income (loss) before income taxes	88	74	54	37	68
Provision (benefit) for income taxes	33	28	22	16	26
Segment net income (loss)	$55	$46	$32	$21	$42
Identifiable segment assets (period end)	$3,596	$3,377	$3,463	$3,342	$3,590

Financial Services
Net interest income (expense)	$76	$65	$64	$65	$68
Net intersegment interest income (expense)	92	91	90	91	84
Segment net interest income	168	156	154	156	152
Allocated provision for credit losses	(17)	1	(2)	32	6
Noninterest income	230	216	258	229	212
Intersegment net referral fees (expenses)	9	5	8	6	5
Noninterest expense	195	183	191	191	189
Amortization of intangibles	2	2	2	1	1
Allocated corporate expenses	45	45	39	38	37
Income (loss) before income taxes	182	146	190	129	136
Provision (benefit) for income taxes	67	54	71	48	51
Segment net income (loss)	$115	$92	$119	$81	$85
Identifiable segment assets (period end)	$18,836	$18,337	$17,233	$17,570	$17,360

Other, Treasury & Corporate (1)(2)
Net interest income (expense)	$184	$208	$153	$209	$273
Net intersegment interest income (expense)	(172)	(175)	(180)	(179)	(163)
Segment net interest income	12	33	(27)	30	110
Allocated provision for credit losses	(14)	6	(8)	16	(2)
Noninterest income	28	37	12	11	(4)
Intersegment net referral fees (expenses)	(52)	(45)	(53)	(52)	(49)
Noninterest expense	515	923	505	584	591
Amortization of intangibles	—	(1)	1	2	4
Allocated corporate expenses	(483)	(487)	(468)	(465)	(452)
Income (loss) before income taxes	(30)	(416)	(98)	(148)	(84)
Provision (benefit) for income taxes	(51)	(230)	(84)	(112)	(79)
Segment net income (loss)	$21	$(186)	$(14)	$(36)	$(5)
Identifiable segment assets (period end)	$55,542	$57,180	$55,252	$59,020	$65,423

Total BB&T Corporation
Net interest income (expense)	$1,635	$1,609	$1,565	$1,610	$1,617
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,635	1,609	1,565	1,610	1,617
Allocated provision for credit losses	135	148	129	148	111
Noninterest income	1,220	1,171	1,162	1,164	1,130
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	1,706	2,064	1,630	1,673	1,755
Amortization of intangibles	36	38	38	38	42
Allocated corporate expenses	—	—	—	—	—
Income (loss) before income taxes	978	530	930	915	839
Provision (benefit) for income taxes	304	104	287	273	252
Segment net income (loss)	$674	$426	$643	$642	$587
Identifiable segment assets (period end)	$221,192	$220,501	$219,276	$222,622	$221,859
During the second quarter of 2017, a change was made in the method for allocation of capital to the operating segments impacting both the allocated balances and funding credit. Results for prior periods have been revised to reflect the new allocations.

(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
(2) The financial information related to National Penn's operations was included in the Other, Treasury & Corporate segment for the second quarter of 2016 and is presented in the other segments following the systems conversion date in July 2016.

Consolidated Ending Balance Sheets - Five Quarter Trend
BB&T Corporation
(Dollars in millions)

	June 30	March 31	Dec. 31	Sept. 30	June 30
	2017	2017	2016	2016	2016
Assets
Cash and due from banks	$2,201	$1,739	$1,897	$1,850	$1,958
Interest-bearing deposits with banks	671	2,056	1,895	930	510
Federal funds sold and securities purchased under resale agreements or similar arrangements	137	238	144	192	145
Restricted cash	419	447	488	654	846
Securities available for sale at fair value	26,899	26,668	26,926	29,449	28,244
Securities held to maturity at amortized cost	18,384	18,209	16,680	17,750	18,762
Loans and leases:
Commercial:
Commercial and industrial	52,579	51,607	51,719	51,779	52,103
CRE-income producing properties	14,851	14,781	14,538	14,624	14,872
CRE-construction and development	3,876	3,850	3,819	3,864	3,690
Dealer floor plan	1,522	1,467	1,413	1,288	1,308
Direct retail lending	12,001	11,977	12,092	12,022	12,025
Sales finance	10,090	10,565	11,267	9,964	9,429
Revolving credit	2,630	2,574	2,655	2,561	2,512
Residential mortgage	29,217	29,651	29,921	30,369	30,650
Other lending subsidiaries	16,099	15,273	14,988	14,945	14,528
PCI	780	860	910	1,007	1,109
Total loans and leases held for investment	143,645	142,605	143,322	142,423	142,226
Loans held for sale	1,471	1,291	1,716	2,689	2,485
Total loans and leases	145,116	143,896	145,038	145,112	144,711
Allowance for loan and lease losses	(1,485)	(1,487)	(1,489)	(1,511)	(1,507)
Premises and equipment	2,084	2,104	2,107	2,059	2,088
Goodwill	9,618	9,618	9,638	9,627	9,621
Core deposit and other intangible assets	782	818	854	892	946
Mortgage servicing rights at fair value	1,052	1,088	1,052	828	785
Other assets	15,314	15,107	14,046	14,790	14,750
Total assets	$221,192	$220,501	$219,276	$222,622	$221,859
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,343	$53,262	$50,697	$51,000	$49,180
Interest checking	27,966	29,472	30,263	27,709	28,528
Money market and savings	61,671	64,860	64,883	64,090	64,064
Time deposits	13,988	13,739	14,391	17,116	17,466
Total deposits	156,968	161,333	160,234	159,915	159,238
Short-term borrowings	6,142	2,019	1,406	4,064	1,472
Long-term debt	21,738	21,635	21,965	22,776	24,435
Accounts payable and other liabilities	5,995	5,489	5,745	5,776	6,971
Total liabilities	190,843	190,476	189,350	192,531	192,116
Shareholders' equity:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Common stock	4,040	4,057	4,047	4,057	4,073
Additional paid-in capital	8,966	9,063	9,104	9,233	9,311
Retained earnings	15,321	14,933	14,809	14,459	14,104
Accumulated other comprehensive loss	(1,073)	(1,125)	(1,132)	(750)	(837)
Noncontrolling interests	42	44	45	39	39
Total shareholders' equity	30,349	30,025	29,926	30,091	29,743
Total liabilities and shareholders' equity	$221,192	$220,501	$219,276	$222,622	$221,859

Average Balance Sheets
BB&T Corporation
(Dollars in millions)
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2017	2016	$	%	2017	2016	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$4,761	$2,252	$2,509	111.4%	$4,746	$2,514	$2,232	88.8%
U.S. government-sponsored entities (GSE)	2,386	4,199	(1,813)	(43.2)	2,385	4,632	(2,247)	(48.5)
Mortgage-backed securities issued by GSE	35,911	38,911	(3,000)	(7.7)	35,412	36,343	(931)	(2.6)
States and political subdivisions	1,879	2,555	(676)	(26.5)	1,985	2,410	(425)	(17.6)
Non-agency mortgage-backed	416	526	(110)	(20.9)	424	582	(158)	(27.1)
Other	57	67	(10)	(14.9)	58	64	(6)	(9.4)
Total securities	45,410	48,510	(3,100)	(6.4)	45,010	46,545	(1,535)	(3.3)
Other earning assets	3,649	3,215	434	13.5	3,953	3,310	643	19.4
Loans and leases:
Commercial:
Commercial and industrial	51,900	51,646	254	0.5	51,511	49,830	1,681	3.4
CRE-income producing properties	14,864	14,786	78	0.5	14,734	14,138	596	4.2
CRE-construction and development	3,905	3,669	236	6.4	3,875	3,644	231	6.3
Dealer floor plan	1,490	1,305	185	14.2	1,458	1,272	186	14.6
Direct retail lending	12,000	12,031	(31)	(0.3)	12,007	11,569	438	3.8
Sales finance	10,450	9,670	780	8.1	10,672	9,859	813	8.2
Revolving credit	2,612	2,477	135	5.5	2,610	2,470	140	5.7
Residential mortgage	29,392	30,471	(1,079)	(3.5)	29,546	30,167	(621)	(2.1)
Other lending subsidiaries	15,636	13,961	1,675	12.0	15,279	13,700	1,579	11.5
PCI	825	1,130	(305)	(27.0)	854	1,114	(260)	(23.3)
Total loans and leases held for investment	143,074	141,146	1,928	1.4	142,546	137,763	4,783	3.5
Loans held for sale	1,253	1,951	(698)	(35.8)	1,468	1,599	(131)	(8.2)
Total loans and leases	144,327	143,097	1,230	0.9	144,014	139,362	4,652	3.3
Total earning assets	193,386	194,822	(1,436)	(0.7)	192,977	189,217	3,760	2.0
Nonearning assets	27,632	28,577	(945)	(3.3)	27,516	27,534	(18)	(0.1)
Total assets	$221,018	$223,399	$(2,381)	(1.1)%	$220,493	$216,751	$3,742	1.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$52,573	$48,801	$3,772	7.7%	$51,838	$47,502	$4,336	9.1%
Interest checking	28,849	28,376	473	1.7	29,211	26,990	2,221	8.2
Money market and savings	64,294	63,195	1,099	1.7	64,574	61,809	2,765	4.5
Time deposits	14,088	18,101	(4,013)	(22.2)	14,504	17,493	(2,989)	(17.1)
Foreign office deposits - interest-bearing	459	1,865	(1,406)	(75.4)	693	1,308	(615)	(47.0)
Total deposits	160,263	160,338	(75)	—	160,820	155,102	5,718	3.7
Short-term borrowings	2,748	2,951	(203)	(6.9)	2,428	2,861	(433)	(15.1)
Long-term debt	21,767	23,272	(1,505)	(6.5)	21,264	23,090	(1,826)	(7.9)
Accounts payable and other liabilities	5,938	7,228	(1,290)	(17.8)	5,877	6,980	(1,103)	(15.8)
Total liabilities	190,716	193,789	(3,073)	(1.6)	190,389	188,033	2,356	1.3
Shareholders' equity	30,302	29,610	692	2.3	30,104	28,718	1,386	4.8
Total liabilities and shareholders' equity	$221,018	$223,399	$(2,381)	(1.1)%	$220,493	$216,751	$3,742	1.7%
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

Average Balance Sheets - Five Quarter Trend
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2017	2017	2016	2016	2016
Assets
Securities at amortized cost (1):
U.S. Treasury	$4,761	$4,730	$3,744	$3,460	$2,252
U.S. government-sponsored entities (GSE)	2,386	2,386	2,378	2,786	4,199
Mortgage-backed securities issued by GSE	35,911	34,909	35,954	37,987	38,911
States and political subdivisions	1,879	2,091	2,269	2,356	2,555
Non-agency mortgage-backed	416	432	474	502	526
Other	57	59	62	61	67
Total securities	45,410	44,607	44,881	47,152	48,510
Other earning assets	3,649	4,259	3,124	3,068	3,215
Loans and leases:
Commercial:
Commercial and industrial	51,900	51,119	51,306	51,508	51,646
CRE-income producing properties	14,864	14,602	14,566	14,667	14,786
CRE-construction and development	3,905	3,844	3,874	3,802	3,669
Dealer floor plan	1,490	1,427	1,367	1,268	1,305
Direct retail lending	12,000	12,014	12,046	11,994	12,031
Sales finance	10,450	10,896	10,599	9,339	9,670
Revolving credit	2,612	2,607	2,608	2,537	2,477
Residential mortgage	29,392	29,701	30,044	30,357	30,471
Other lending subsidiaries	15,636	14,919	14,955	14,742	13,961
PCI	825	883	974	1,052	1,130
Total loans and leases held for investment	143,074	142,012	142,339	141,266	141,146
Loans held for sale	1,253	1,686	2,230	2,423	1,951
Total loans and leases	144,327	143,698	144,569	143,689	143,097
Total earning assets	193,386	192,564	192,574	193,909	194,822
Nonearning assets	27,632	27,397	27,591	28,156	28,577
Total assets	$221,018	$219,961	$220,165	$222,065	$223,399
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$52,573	$51,095	$51,421	$50,559	$48,801
Interest checking	28,849	29,578	28,634	27,754	28,376
Money market and savings	64,294	64,857	63,884	64,335	63,195
Time deposits	14,088	14,924	15,693	15,818	18,101
Foreign office deposits - interest-bearing	459	929	486	1,037	1,865
Total deposits	160,263	161,383	160,118	159,503	160,338
Short-term borrowings	2,748	2,105	2,373	2,128	2,951
Long-term debt	21,767	20,757	21,563	23,428	23,272
Accounts payable and other liabilities	5,938	5,813	6,057	7,090	7,228
Total liabilities	190,716	190,058	190,111	192,149	193,789
Shareholders' equity	30,302	29,903	30,054	29,916	29,610
Total liabilities and shareholders' equity	$221,018	$219,961	$220,165	$222,065	$223,399
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

Average Balances and Rates - Quarters
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	June 30, 2017			March 31, 2017
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$4,761	$21	1.73%	$4,730	$20	1.72%
U.S. government-sponsored entities (GSE)	2,386	14	2.22	2,386	13	2.22
Mortgage-backed securities issued by GSE	35,911	198	2.21	34,909	189	2.16
States and political subdivisions	1,879	25	5.29	2,091	27	5.13
Non-agency mortgage-backed	416	25	24.16	432	20	18.85
Other	57	—	2.22	59	—	1.89
Total securities	45,410	283	2.49	44,607	269	2.42
Other earning assets	3,649	11	1.36	4,259	16	1.49
Loans and leases:
Commercial:
Commercial and industrial	51,900	456	3.52	51,119	433	3.43
CRE-income producing properties	14,864	143	3.86	14,602	133	3.71
CRE-construction and development	3,905	37	3.81	3,844	35	3.69
Dealer floor plan	1,490	10	2.55	1,427	8	2.32
Direct retail lending	12,000	135	4.55	12,014	129	4.33
Sales finance	10,450	83	3.19	10,896	86	3.19
Revolving credit	2,612	57	8.78	2,607	57	8.79
Residential mortgage	29,392	295	4.01	29,701	297	4.01
Other lending subsidiaries	15,636	306	7.84	14,919	294	7.99
PCI	825	37	17.94	883	43	19.72
Total loans and leases held for investment	143,074	1,559	4.37	142,012	1,515	4.31
Loans held for sale	1,253	11	3.65	1,686	15	3.49
Total loans and leases	144,327	1,570	4.36	143,698	1,530	4.30
Total earning assets	193,386	1,864	3.87	192,564	1,815	3.80
Nonearning assets	27,632			27,397
Total assets	$221,018			$219,961
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$28,849	15	0.22	$29,578	13	0.18
Money market and savings	64,294	47	0.29	64,857	37	0.23
Time deposits	14,088	17	0.48	14,924	17	0.48
Foreign office deposits - interest-bearing	459	1	1.03	929	2	0.67
Total interest-bearing deposits	107,690	80	0.30	110,288	69	0.26
Short-term borrowings	2,748	5	0.70	2,105	2	0.43
Long-term debt	21,767	104	1.91	20,757	95	1.83
Total interest-bearing liabilities	132,205	189	0.57	133,150	166	0.50
Noninterest-bearing deposits	52,573			51,095
Accounts payable and other liabilities	5,938			5,813
Shareholders' equity	30,302			29,903
Total liabilities and shareholders' equity	$221,018			$219,961
Average interest-rate spread			3.30			3.30

Net interest income/ net interest margin		$1,675	3.47%		$1,649	3.46%
Taxable-equivalent adjustment		$40			$40
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

Average Balances and Rates - Quarters
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	December 31, 2016			September 30, 2016			June 30, 2016
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,744	$15	1.62%	$3,460	$14	1.63%	$2,252	$10	1.76%
U.S. government-sponsored entities (GSE)	2,378	13	2.23	2,786	16	2.18	4,199	21	2.06
Mortgage-backed securities issued by GSE	35,954	185	2.06	37,987	195	2.05	38,911	203	2.09
States and political subdivisions	2,269	29	5.01	2,356	30	5.16	2,555	34	5.24
Non-agency mortgage-backed	474	(3)	(3.06)	502	19	14.81	526	31	23.81
Other	62	(1)	2.31	61	—	1.67	67	1	1.91
Total securities	44,881	238	2.13	47,152	274	2.32	48,510	300	2.47
Other earning assets	3,124	10	1.21	3,068	9	1.17	3,215	9	1.22
Loans and leases:
Commercial:
Commercial and industrial	51,306	426	3.30	51,508	436	3.37	51,646	433	3.37
CRE-income producing properties	14,566	132	3.60	14,667	138	3.75	14,786	139	3.79
CRE-construction and development	3,874	35	3.61	3,802	36	3.74	3,669	34	3.74
Dealer floor plan	1,367	7	2.16	1,268	7	2.09	1,305	7	2.04
Direct retail lending	12,046	128	4.22	11,994	130	4.30	12,031	127	4.33
Sales finance	10,599	90	3.36	9,339	71	3.04	9,670	74	3.05
Revolving credit	2,608	57	8.71	2,537	56	8.80	2,477	54	8.73
Residential mortgage	30,044	299	3.97	30,357	308	4.06	30,471	312	4.09
Other lending subsidiaries	14,955	297	7.92	14,742	298	8.05	13,961	292	8.39
PCI	974	49	20.07	1,052	52	19.68	1,130	48	16.91
Total loans and leases held for investment	142,339	1,520	4.25	141,266	1,532	4.32	141,146	1,520	4.32
Loans held for sale	2,230	18	3.12	2,423	20	3.25	1,951	16	3.43
Total loans and leases	144,569	1,538	4.24	143,689	1,552	4.30	143,097	1,536	4.31
Total earning assets	192,574	1,786	3.70	193,909	1,835	3.77	194,822	1,845	3.80
Nonearning assets	27,591			28,156			28,577
Total assets	$220,165			$222,065			$223,399
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$28,634	10	0.14	$27,754	10	0.15	$28,376	11	0.15
Money market and savings	63,884	31	0.20	64,335	31	0.19	63,195	29	0.19
Time deposits	15,693	19	0.48	15,818	20	0.50	18,101	23	0.51
Foreign office deposits - interest-bearing	486	1	0.38	1,037	1	0.38	1,865	1	0.38
Total interest-bearing deposits	108,697	61	0.22	108,944	62	0.23	111,537	64	0.23
Short-term borrowings	2,373	2	0.34	2,128	2	0.34	2,951	3	0.34
Long-term debt	21,563	117	2.16	23,428	121	2.05	23,272	121	2.10
Total interest-bearing liabilities	132,633	180	0.54	134,500	185	0.55	137,760	188	0.55
Noninterest-bearing deposits	51,421			50,559			48,801
Accounts payable and other liabilities	6,057			7,090			7,228
Shareholders' equity	30,054			29,916			29,610
Total liabilities and shareholders' equity	$220,165			$222,065			$223,399
Average interest-rate spread			3.16			3.22			3.25

Net interest income/ net interest margin		$1,606	3.32%		$1,650	3.39%		$1,657	3.41%
Taxable-equivalent adjustment		$41			$40			$40
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

Average Balances and Rates - Year-To-Date
BB&T Corporation
(Dollars in millions)
	Year-to-Date
	June 30, 2017			June 30, 2016
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$4,746	$41	1.72%	$2,514	$22	1.73%
U.S. government-sponsored entities (GSE)	2,385	27	2.22	4,632	48	2.09
Mortgage-backed securities issued by GSE	35,412	387	2.19	36,343	370	2.04
States and political subdivisions	1,985	52	5.20	2,410	64	5.30
Non-agency mortgage-backed	424	45	21.45	582	62	21.62
Other	58	—	2.05	64	1	1.75
Total securities	45,010	552	2.45	46,545	567	2.44
Other earning assets	3,953	27	1.43	3,310	34	2.07
Loans and leases:
Commercial:
Commercial and industrial	51,511	889	3.48	49,830	825	3.33
CRE-income producing properties	14,734	276	3.78	14,138	266	3.78
CRE-construction and development	3,875	72	3.75	3,644	68	3.75
Dealer floor plan	1,458	18	2.44	1,272	13	2.03
Direct retail lending	12,007	264	4.44	11,569	245	4.29
Sales finance	10,672	169	3.19	9,859	149	3.03
Revolving credit	2,610	114	8.79	2,470	108	8.78
Residential mortgage	29,546	592	4.01	30,167	617	4.09
Other lending subsidiaries	15,279	600	7.91	13,700	578	8.47
PCI	854	80	18.86	1,114	107	19.27
Total loans and leases held for investment	142,546	3,074	4.34	137,763	2,976	4.34
Loans held for sale	1,468	26	3.56	1,599	28	3.56
Total loans and leases	144,014	3,100	4.33	139,362	3,004	4.33
Total earning assets	192,977	3,679	3.84	189,217	3,605	3.82
Nonearning assets	27,516			27,534
Total assets	$220,493			$216,751
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$29,211	28	0.20	$26,990	19	0.14
Money market and savings	64,574	84	0.26	61,809	61	0.20
Time deposits	14,504	34	0.48	17,493	46	0.53
Foreign office deposits - interest-bearing	693	3	0.79	1,308	2	0.37
Total interest-bearing deposits	108,982	149	0.28	107,600	128	0.24
Short-term borrowings	2,428	7	0.58	2,861	5	0.35
Long-term debt	21,264	199	1.87	23,090	247	2.15
Total interest-bearing liabilities	132,674	355	0.54	133,551	380	0.57
Noninterest-bearing deposits	51,838			47,502
Accounts payable and other liabilities	5,877			6,980
Shareholders' equity	30,104			28,718
Total liabilities and shareholders' equity	$220,493			$216,751
Average interest-rate spread			3.30			3.25

Net interest income/ net interest margin		$3,324	3.47%		$3,225	3.42%
Taxable-equivalent adjustment		$80			$79
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2017	2017	2016	2016	2016
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$295	$344	$363	$413	$452
CRE-income producing properties	35	43	40	38	36
CRE-construction and development	15	17	17	12	14
Dealer floor plan	—	7	—	—	—
Direct retail lending	65	66	63	55	52
Sales finance	5	6	6	6	5
Residential mortgage-nonguaranteed	125	167	172	167	171
Residential mortgage-government guaranteed	6	5	—	—	1
Other lending subsidiaries	66	68	75	66	62
Total nonaccrual loans and leases held for investment (1)(2)	612	723	736	757	793
Foreclosed real estate	48	49	50	58	70
Other foreclosed property	30	29	27	28	23
Total nonperforming assets (1)(2)	$690	$801	$813	$843	$886
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$48	$48	$55	$46	$39
CRE-income producing properties	15	14	16	14	16
CRE-construction and development	9	11	9	8	10
Direct retail lending	63	65	67	69	69
Sales finance	14	15	16	16	16
Revolving credit	29	29	29	30	31
Residential mortgage-nonguaranteed	199	327	332	287	276
Residential mortgage-government guaranteed	386	412	420	393	348
Other lending subsidiaries	232	232	226	209	198
Total performing TDRs (3)(4)	$995	$1,153	$1,170	$1,072	$1,003
Loans 90 Days or More Past Due and Still Accruing
Direct retail lending	$7	$7	$6	$7	$5
Sales finance	4	5	6	4	4
Revolving credit	10	10	12	9	8
Residential mortgage-nonguaranteed	51	64	79	66	56
Residential mortgage-government guaranteed (5)	350	374	443	414	415
PCI	71	82	90	92	122
Total loans 90 days past due and still accruing (5)	$493	$542	$636	$592	$610
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$18	$22	$27	$34	$20
CRE-income producing properties	1	11	6	3	8
CRE-construction and development	2	1	2	2	2
Direct retail lending	54	55	60	62	53
Sales finance	57	51	76	60	61
Revolving credit	20	20	23	20	19
Residential mortgage-nonguaranteed	265	272	393	354	361
Residential mortgage-government guaranteed (6)	128	129	132	112	81
Other lending subsidiaries	300	215	322	288	261
PCI	29	29	36	45	48
Total loans 30-89 days past due (6)	$874	$805	$1,077	$980	$914
Excludes loans held for sale.
(1) PCI loans are accounted for using the accretion method.
(2) Sales of nonperforming loans totaled $75 million, $74 million, $130 million, $63 million and $64 million for the quarter ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(3) Excludes TDRs that are nonperforming totaling $211 million, $214 million, $183 million, $134 million and $146 million at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively. These amounts are included in total nonperforming assets. Trial modifications are excluded because the specific types and amounts of concessions offered to borrowers frequently change between the trial modification and the permanent modification.

(4) Sales of performing TDRs, which were primarily residential mortgage loans, totaled $203 million, $48 million, $36 million, $30 million and $23 million for the quarter ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(5) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $32 million, $29 million, $48 million, $46 million and $49 million at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(6) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $2 million, $2 million, $3 million, $2 million and $2 million at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2017	2017	2016	2016	2016
Allowance for Credit Losses
Beginning balance	$1,599	$1,599	$1,621	$1,603	$1,580
Provision for credit losses (excluding PCI loans)	151	146	133	150	109
Provision (benefit) for PCI loans	(16)	2	(4)	(2)	2
Charge-offs:
Commercial:
Commercial and industrial	(21)	(29)	(23)	(23)	(26)
CRE-income producing properties	(3)	(1)	(1)	(5)	—
CRE-construction and development	—	—	—	(1)	—
Dealer floor plan	(1)	—	—	—	—
Direct retail lending	(16)	(14)	(16)	(12)	(12)
Sales finance	(6)	(9)	(8)	(7)	(6)
Revolving credit	(19)	(21)	(16)	(18)	(16)
Residential mortgage-nonguaranteed	(19)	(11)	(9)	(11)	(8)
Residential mortgage-government guaranteed	(1)	(1)	(1)	(2)	(1)
Other lending subsidiaries	(87)	(103)	(102)	(91)	(73)
PCI	—	—	(15)	—	—
Total charge-offs	(173)	(189)	(191)	(170)	(142)
Recoveries:
Commercial:
Commercial and industrial	8	6	10	6	12
CRE-income producing properties	—	4	1	3	1
CRE-construction and development	3	2	2	3	5
Direct retail lending	7	6	6	7	6
Sales finance	3	4	3	3	3
Revolving credit	5	5	5	5	5
Residential mortgage-nonguaranteed	1	—	—	1	1
Other lending subsidiaries	14	14	13	12	12
Total recoveries	41	41	40	40	45
Net charge-offs	(132)	(148)	(151)	(130)	(97)
Other	—	—	—	—	9
Ending balance	$1,602	$1,599	$1,599	$1,621	$1,603
Allowance for Credit Losses
Allowance for loan and lease losses (excluding PCI loans)	$1,455	$1,441	$1,445	$1,448	$1,442
Allowance for PCI loans	30	46	44	63	65
Reserve for unfunded lending commitments	117	112	110	110	96
Total	$1,602	$1,599	$1,599	$1,621	$1,603

				As of/For the
				Six Months Ended
				June 30
				2017	2016
Allowance for Credit Losses
Beginning balance				$1,599	$1,550
Provision for credit losses (excluding PCI loans)				297	291
Provision (benefit) for PCI loans				(14)	4
Charge-offs:
Commercial:
Commercial and industrial				(50)	(82)
CRE-income producing properties				(4)	(2)
CRE-construction and development				—	—
Dealer floor plan				(1)	—
Direct retail lending				(30)	(25)
Sales finance				(15)	(14)
Revolving credit				(40)	(35)
Residential mortgage-nonguaranteed				(30)	(15)
Residential mortgage-government guaranteed				(2)	(2)
Other lending subsidiaries				(190)	(165)
PCI				—	—
Total charge-offs				(362)	(340)
Recoveries:
Commercial:
Commercial and industrial				14	24
CRE-income producing properties				4	4
CRE-construction and development				5	6
Direct retail lending				13	13
Sales finance				7	6
Revolving credit				10	10
Residential mortgage-nonguaranteed				1	2
Other lending subsidiaries				28	24
Total recoveries				82	89
Net charge-offs				(280)	(251)
Other				—	9
Ending balance				$1,602	$1,603

Credit Quality
BB&T Corporation
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2017	2017	2016	2016	2016
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.61%	0.56%	0.75%	0.69%	0.64%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.34	0.38	0.44	0.42	0.43
Nonperforming loans and leases as a percentage of loans and leases	0.43	0.51	0.51	0.53	0.56
Nonperforming assets as a percentage of:
Total assets	0.31	0.36	0.37	0.38	0.40
Loans and leases plus foreclosed property	0.48	0.56	0.57	0.59	0.62
Net charge-offs as a percentage of average loans and leases	0.37	0.42	0.42	0.37	0.28
Allowance for loan and lease losses as a percentage of loans and leases	1.03	1.04	1.04	1.06	1.06
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.80X	2.49X	2.47X	2.91X	3.88X
Nonperforming loans and leases	2.43X	2.05X	2.03X	2.00X	1.90X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.05%	0.06%	0.07%	0.06%	0.05%

				As of/For the
				Year Ended
				June 30
				2017	2016
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.40%	0.37%
Ratio of allowance for loan and lease losses to net charge-offs				2.63 X	2.99 X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of June 30, 2017
			Past Due 30-89		Past Due 90+
Troubled Debt Restructurings	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$48	100.0%	$—	—%	$—	—%	$48
CRE-income producing properties	15	100.0	—	—	—	—	15
CRE-construction and development	9	100.0	—	—	—	—	9
Direct retail lending	62	98.4	1	1.6	—	—	63
Sales finance	13	92.9	1	7.1	—	—	14
Revolving credit	25	86.2	3	10.3	1	3.5	29
Residential mortgage—nonguaranteed	171	85.9	25	12.6	3	1.5	199
Residential mortgage—government guaranteed	168	43.5	67	17.4	151	39.1	386
Other lending subsidiaries	191	82.3	41	17.7	—	—	232
Total performing TDRs (1)	702	70.6	138	13.9	155	15.5	995
Nonperforming TDRs (2)	132	62.5	17	8.1	62	29.4	211
Total TDRs (1)(2)	$834	69.1%	$155	12.9%	$217	18.0%	$1,206

			Quarter Ended
			June 30	March 31	Dec. 31	Sept. 30	June 30
			2017	2017	2016	2016	2016
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.11%	0.18%	0.10%	0.13%	0.11%
CRE-income producing properties			0.08	(0.07)	—	0.06	(0.02)
CRE-construction and development			(0.36)	(0.18)	(0.16)	(0.26)	(0.48)
Direct retail lending			0.27	0.27	0.34	0.17	0.17
Sales finance			0.12	0.19	0.20	0.18	0.13
Revolving credit			2.06	2.50	1.80	1.97	1.86
Residential mortgage			0.28	0.15	0.13	0.16	0.11
Other lending subsidiaries			1.88	2.41	2.35	2.15	1.74
PCI			—	—	5.83	—	0.04
Total loans and leases			0.37	0.42	0.42	0.37	0.28
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

Preliminary Capital Information - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2017	2017	2016	2016	2016
Selected Capital Information
Risk-based capital:
Common equity tier 1	$18,370	$18,063	$18,050	$17,824	$17,568
Tier 1	21,421	21,115	21,102	20,876	20,620
Total	25,042	24,726	24,872	24,793	24,525
Risk-weighted assets	177,571	175,684	176,138	176,739	176,021
Average quarterly tangible assets	212,394	211,495	211,512	212,816	214,235
Risk-based capital ratios:
Common equity tier 1	10.3%	10.3%	10.2%	10.1%	10.0%
Tier 1	12.1	12.0	12.0	11.8	11.7
Total	14.1	14.1	14.1	14.0	13.9
Leverage capital ratio	10.1	10.0	10.0	9.8	9.6
Equity as a percentage of total assets	13.7	13.6	13.6	13.5	13.4
Common equity per common share	$33.73	$33.19	$33.14	$33.27	$32.72

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$30,349	$30,025	$29,926	$30,091	$29,743
Less:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Noncontrolling interests	42	44	45	39	39
Intangible assets	10,400	10,436	10,492	10,519	10,567
Tangible common equity	$16,854	$16,492	$16,336	$16,480	$16,084

Outstanding shares at end of period (in thousands)	808,093	811,370	809,475	811,424	814,500

Tangible Common Equity Per Common Share	$20.86	$20.33	$20.18	$20.31	$19.75
(1) Tangible common equity and related measures are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

Selected Items, Selected Mortgage Banking Information & Additional Information
BB&T Corporation
(Dollars in millions, except per share data)
				Favorable (Unfavorable)
					After-Tax at
Selected Items				Pre-Tax	Marginal Rate
Second Quarter 2017
None				N/A	N/A

First Quarter 2017
Income tax benefit on equity-based awards	Provision for income taxes			N/A	$35

Fourth Quarter 2016
Mortgage reserve adjustments	Loan-related expense			$31	19

Third Quarter 2016
Settlement of FHA-insured loans matters and related recovery	Other expense			73	46
Charitable contribution	Other expense			(50)	(31)

Second Quarter 2016
Income tax adjustment	Provision for income taxes			N/A	13

First Quarter 2016
Energy-related provision in excess of charge-offs	Provision for credit losses			(28)	(17)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Selected Mortgage Banking Information	2017	2017	2016	2016	2016
Mortgage Banking Income
Residential mortgage production revenue	$39	$36	$41	$50	$41
Residential mortgage servicing revenue	65	68	66	68	68
Realization of expected residential MSR cash flows	(36)	(34)	(33)	(35)	(35)
Commercial mortgage production revenue	23	21	28	37	23
Commercial mortgage servicing revenue	10	10	9	10	9
Realization of expected commercial MSR cash flows	(8)	(6)	(7)	(9)	(5)
Mortgage banking income before MSR valuation	93	95	104	121	101
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(22)	28	204	30	(76)
MSRs hedge gains (losses)	23	(20)	(201)	3	86
Net MSRs valuation	1	8	3	33	10
Total mortgage banking income	$94	$103	$107	$154	$111
Other Mortgage Banking Information
Residential mortgage loan originations	$3,524	$3,993	$5,198	$6,264	$5,605
Residential mortgage servicing portfolio (1):
Loans serviced for others	90,106	90,855	90,325	90,157	89,970
Bank-owned loans serviced	30,067	30,396	31,314	32,303	32,647
Total servicing portfolio	120,173	121,251	121,639	122,460	122,617
Weighted-average coupon rate on mortgage loans serviced for others	4.00%	4.01%	4.03%	4.06%	4.09%
Weighted-average servicing fee on mortgage loans serviced for others	0.279	0.280	0.281	0.282	0.284

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Additional Information	2017	2017	2016	2016	2016
Derivatives notional amount	$78,909	$76,208	$75,251	$74,548	$79,068
Fair value of derivatives, net	(187)	(230)	(181)	80	180

Common stock prices:
High	46.50	49.88	47.85	38.81	37.02
Low	41.17	42.73	37.40	33.72	32.22
End of period	45.41	44.70	47.02	37.72	35.61

Banking offices	2,188	2,193	2,196	2,220	2,249
ATMs	2,950	3,117	3,126	3,183	3,321
FTEs	37,374	37,383	37,480	37,662	37,644
(1) Amounts reported are unpaid principal balance.

Non-GAAP Reconciliations
BB&T Corporation
(Dollars in millions)
	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
Efficiency Ratio (1)	2017	2017	2016	2016	2016	2017	2016
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,742	$2,102	$1,668	$1,711	$1,797	$3,844	$3,342
Amortization of intangibles	(36)	(38)	(38)	(38)	(42)	(74)	(74)
Merger-related and restructuring charges, net	(10)	(36)	(13)	(43)	(92)	(46)	(115)
Gain (loss) on early extinguishment of debt	—	(392)	—	—	—	(392)	1
Mortgage reserve adjustments	—	—	31	—	—	—	—
Charitable contribution	—	—	—	(50)	—	—	—
Settlement of FHA-insured loan matters and related recovery	—	—	—	73	—	—	—
Efficiency Ratio Numerator - Adjusted	$1,696	$1,636	$1,648	$1,653	$1,663	$3,332	$3,154

Efficiency Ratio Denominator - Revenue (2) - GAAP	$2,855	$2,780	$2,727	$2,774	$2,747	$5,635	$5,292
Taxable equivalent adjustment	40	40	41	40	40	80	79
Securities (gains) losses, net	—	—	(1)	—	—	—	(45)
Efficiency Ratio Denominator - Adjusted	$2,895	$2,820	$2,767	$2,814	$2,787	$5,715	$5,326

Efficiency Ratio - GAAP	61.0%	75.6%	61.1%	61.7%	65.4%	68.2%	63.2%
Efficiency Ratio - Adjusted	58.6	58.0	59.5	58.7	59.6	58.3	59.2
(1) BB&T's management uses this measure in their analysis of the Corporation's performance and believes it provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.

(2) Revenue is defined as net interest income plus noninterest income.

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30
Return on Average Tangible Common Shareholders' Equity (1)	2017	2017	2016	2016	2016	2017	2016
Net income available to common shareholders	$631	$378	$592	$599	$541	$1,009	$1,068
Plus: Amortization of intangibles, net of tax	22	24	24	24	26	46	46
Tangible net income available to common shareholders	$653	$402	$616	$623	$567	$1,055	$1,114

Average common shareholders' equity	$27,208	$26,807	$26,962	$26,824	$26,519	$27,008	$25,798
Less: Average intangible assets	10,418	10,464	10,508	10,545	10,574	10,440	9,900
Average tangible common shareholders' equity	$16,790	$16,343	$16,454	$16,279	$15,945	$16,568	$15,898
Return on average tangible common shareholders' equity	15.60%	9.98%	14.91%	15.20%	14.33%	12.85%	14.10%
(1) BB&T's management uses this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization and believes that investors may find the information useful in their analysis of the company.